American Century International Bond Funds Prospectus Supplement Global Bond Fund
Supplement dated August 1, 2015 ■ Prospectus dated November 1, 2014

The following replaces the tables in the Fees and Expenses section on page 2 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None[1]	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	0.95%	0.75%	0.95%	0.95%	0.95%	0.70%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.96%	0.76%	1.21%	1.96%	1.46%	0.71%
Fee Waiver[2]	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses After Waiver	0.84%	0.64%	1.09%	1.84%	1.34%	0.59%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]
Effective August 1, 2015, the advisor has agreed to waive 0.12 percentage points of the fund’s management fee. The advisor expects this waiver to continue until October 31, 2016 and cannot terminate it prior to such date without the approval of the Board of Trustees.

	1 year	3 years	5 years	10 years
Investor Class	$86	$291	$517	$1,164
Institutional Class	$66	$228	$408	$929
A Class	$556	$803	$1,072	$1,837
C Class	$187	$602	$1,044	$2,270
R Class	$137	$448	$784	$1,732
R6 Class	$60	$212	$381	$869

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